                                        ANNUAL REPORT
                                        DECEMBER 31, 2002

PRUDENTIAL
GLOBAL TOTAL RETURN FUND, INC.

FUND TYPE
Global/International Bond

OBJECTIVE
Total return, made up of current income
and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               PRUDENTIAL FINANCIAL (LOGO)

Prudential Global Total Return Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Global Total Return Fund (the Fund) seeks total return made up of current income and capital appreciation. The Fund invests primarily in intermediate-term, investment-grade debt securities issued around the world. The Fund invests at least 65% of its total assets in income-producing debt securities of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities, investment-grade
U.S. or foreign mortgages and mortgage-related securities, and U.S. or foreign short- and long-term bank debt securities or bank deposits. The Fund can invest up to 35% of total assets in other nongovernment debt securities, such as corporate debt securities. The Fund may also invest up to 35% of total assets in bonds rated below investment grade with a minimum rating of "C" by Standard & Poor's or comparably rated by another nationally rated statistical rating organization, or if unrated, of comparable quality in our view. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities. There are special risks associated with foreign investing, including social, political, and currency risks, as well as potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Ten Largest Issuers

Expressed as a percentage of total investments as of 12/31/02.

     27.6%    United States Treasury Bonds
     17.4     German Government Bonds
     14.3     Japanese Government Bonds
      5.6     Prudential Core Investment Fund
      5.2     Canadian Government Bonds
      5.1     Italian Government Bonds
      4.1     United Kingdom Treasury Bonds
      3.3     Spanish Government Bonds
      3.0     French Government Bonds
      2.3     Korea Development Bank

Holdings are subject to change.

                            www.prudential.com     (800) 225-1852

Annual Report     December 31, 2002

     Cumulative Total Returns1                            As of 12/31/02

                                    One Year    Five Years    Ten Years     Since Inception2
Class A                              10.13%       19.05%       94.55%          276.48%
Class B                               9.28        15.64         N/A             34.66
Class C                               9.37        15.75         N/A             34.78
Class Z                              10.37        20.37         N/A             27.06
SSB WGBI Unhedged3                   19.49        32.68        90.16             ***
Lipper Global Income Funds Avg.4     11.44        23.76        80.26            ****

     Average Annual Total Returns1                      As of 12/31/02

                One Year     Five Years     Ten Years     Since Inception2
     Class A     5.72%         2.71%          6.45%           8.10%
     Class B     4.28          2.79           N/A             4.37
     Class C     7.29          2.76           N/A             4.23
     Class Z     10.37         3.78           N/A             4.22

     Distributions and Yields                          As of 12/31/02

               Total Distributions     30-Day
               Paid for 12 Months     SEC Yield
     Class A        $0.30               1.83%
     Class B         0.25               1.18
     Class C         0.26               1.41
     Class Z         0.32               2.15

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so
that an investor's shares, when redeemed, may be
worth more or less than their original cost. Past
performance numbers, with the exception of one- and
five-year returns, do not fully reflect the higher
operating expenses incurred since the Fund commenced
operations as an open-end mutual fund on January 15,
1996. If these expenses had been applied since the
Fund's inception, past performance returns would have
been lower. Prior to January 15, 1996, the Fund
operated as a closed-end fund with shares being
traded on the New York Stock Exchange.1Source:
Prudential Investments LLC and Lipper Inc. The
cumulative total returns do not take into account
applicable sales charges. The average annual total
returns do take into account applicable sales
charges. Without the distribution and service (12b-1)
fee waiver for Class A and Class C shares, the
returns would have been lower. The Fund charges a
maximum front-end sales charge of 4% for Class A
shares. In some limited circumstances, Class A shares
may not be subject to a front-end sales charge, but
may be subject to a 1% contingent deferred sales
charge (CDSC) for the first year. Class B shares are
subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%,
and 1% respectively for the first six years.
Approximately seven years after purchase, Class B
shares will automatically convert to Class A shares
on a quarterly basis. Class C shares are subject to a
front-end sales charge of 1% and a CDSC of 1% for
shares redeemed within 18 months of purchase. Class Z
shares are not subject to a sales charge or
distribution and service (12b-1) fees. The cumulative
and average annual total returns in the tables above
do not reflect the deduction of taxes that a
shareholder would pay on fund distributions or
following the redemption of fund shares. 2Inception
dates: Class A, 7/7/86; Class B and Class C, 1/15/96;
and Class Z, 3/17/97. 3The Salomon Smith Barney World
Government Bond Index Unhedged (SSB WGBI Unhedged) is
a market capitalization-weighted index consisting of
the government bond markets for Australia, Austria,
Belgium, Canada, Denmark, Finland, France, Germany,
Ireland, Italy, Japan, the Netherlands, Portugal,
Spain, Sweden, Switzerland, the United Kingdom, and
the United States. Country eligibility is determined
based on market capitalization and investability
criteria. All issues have a remaining maturity of at
least one-year rebalanced monthly. 4The Lipper Global
Income Funds Average is based on the average return
for all funds in each share class for the one-year,
five-year, ten-year, and since inception periods.
Funds in the Lipper Global Income Funds Average
invest primarily in U.S. dollar debt securities of
issuers located in at least three countries, one of
which may be the United States. Investors cannot
invest directly in an index. The returns for the SSB
WGBI Unhedged and the Lipper Global Income Funds
Average would be lower if they included the effect of
sales charges or operating expenses of a mutual fund,
or taxes. *** SSB WGBI Unhedged Since Inception
returns are 245.98% for Class A, 39.52% for Class B
and Class C, and 38.72% for Class Z.  ****Lipper
Global Income Funds Average Since Inception returns
are 237.05% for Class A, 39.81% for Class B and Class
C, and 31.31% for Class Z.
                                                    1

PRUDENTIAL FINANCIAL (LOGO)      February 12, 2003

DEAR SHAREHOLDER,
Financial markets were volatile during 2002, the reporting period of the Prudential Global Total
Return Fund. Taking into account the U.S. fixed income market rally and the U.S. equity market decline in 2002, bonds have outperformed stocks for three years in a row. This has not happened since
1941. The bond markets of Australia and other major industrialized countries in Western Europe, Asia, and North America also posted solid gains in 2002. This favorable investment environment benefited bond funds as fixed income securities--particularly high-quality debt issues--played an increasingly prominent role in asset allocation strategies.

For the year, the Fund's Class A shares provided an impressive double-digit return that still lagged the returns of the Salomon Smith Barney World Government
Bond Index Unhedged (SSB WGBI Unhedged) and the average comparable portfolio as represented by the Lipper Global Income Funds Average (Lipper Average).
The Fund's currency exposure and holdings of certain corporate bonds detracted from its returns.

On the following pages, the Fund's management team explains developments in the global fixed income markets and the Fund's investments during the reporting period. As always, we appreciate your continued confidence in Prudential mutual funds.
We look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential Global Total Return Fund, Inc.

2

<Pge>

Prudential Global Total Return Fund, Inc.

Annual Report     December 31, 2002

INVESTMENT ADVISER'S REPORT

U.S. DOLLAR ENDURES A TOUGH YEAR IN 2002
The U.S. dollar suffered a precipitous decline in 2002 against the currencies of some of the United
States' major trading partners. It fell 18% versus the euro and 10% versus the Japanese yen. Several developments in the United States weakened its currency--a lethargic economic recovery, a tumbling stock market, corporate governance scandals, the threat of war with Iraq, and other geopolitical risks.

We were concerned that the value of the U.S. dollar would tumble. We believe the U.S. dollar is fundamentally weakened by the massive U.S. current account deficit--a broad measure of the nation's foreign trade that takes into consideration goods and services, investment flows, and government grants.
If, as some believe, the huge influx of money from abroad that covers the deficit is dwindling, that would also erode the value of the U.S. dollar.

BELATED EMPHASIS ON NON-U.S. DOLLAR CURRENCIES
We reduced the Fund's U.S. dollar position from 82%
as of December 31, 2001, to 18% by the end of 2002.
At the same time, we greatly increased the Fund's
exposure to euros, Australian dollars, Canadian
dollars, and other non-U.S. dollar currencies from
18% as of December 31, 2001, to nearly 82% a year
later. Most of these shifts in currency weighting
occurred during
the fourth quarter of 2002. During that time, we
altered the way the Fund handled foreign exchange
exposure. We changed from a partially hedged currency
strategy, which neutralized some of the foreign
currency risk inherent in holding foreign bonds, to
an unhedged currency strategy, which does not neutralize
any of the foreign currency risk. While we believe
adopting this new approach was the right thing to do,
the Fund still underperformed the SSB WGBI Unhedged
and the Lipper Average in 2002 because we waited
until late in the year to make the switch.
                                                  3

Prudential Global Total Return Fund, Inc.

Annual Report     December 31, 2002

A GOOD YEAR FOR GLOBAL BOND MARKETS
The very factors that hurt the U.S. dollar encouraged a flight-to-quality trend that fueled a strong rally in U.S. Treasury securities and, to a lesser extent, federal agency securities and mortgage-backed securities. In addition to their preference for safe assets, investors paid higher prices for bonds in these sectors and accepted lower yields because they anticipated the decision by the Federal Reserve (the
Fed) to cut short-term interest rates in November
2002 to stimulate economic growth. Demand for conservative assets as well as rate cuts by the European Central Bank (ECB), the Bank of Sweden, and other central banks in Europe also helped boost government bond prices of western European nations.
Meanwhile, emerging market bonds benefited from a combination of rate cuts by eastern European central banks, higher oil prices, and belief that the incoming administration of Brazilian President-elect
Luiz Inacio Lula da Silva would continue Brazil's market-friendly policies.

U.S. TREASURIES, MORTGAGE-BACKED ISSUES HELPED
As for asset allocation among global fixed income markets, the Fund benefited from holding U.S.
Treasuries and mortgage-backed securities. U.S.
Treasuries returned more on a local currency basis than the government bonds of most other major industrialized nations in 2002, according to Salomon
Smith Barney bond indexes. By the end of the year, however, the Fund still had a greater exposure to the government bonds of major European industrialized nations than to U.S. Treasuries. This reflected our view that western European economies will grow slower than the U.S. economy in 2003. Therefore the ECB is more likely to cut rates in 2003 than the Fed. We also increased the Fund's exposure to Japanese government bonds that gained in 2002, amid belief that the deflationary climate in Japan will continue as the Japanese economy may head into its fourth recession in a decade.

REDUCED EXPOSURE TO U.S. CORPORATE BONDS
Some of the money we used to purchase western
European government bonds late in the year came from
selling lower-quality U.S. corporate bonds
                   www.prudential.com    (800) 225-1852

at a loss during the fourth quarter of 2002. This hurt the Fund's performance relative to the SSB WGBI
Unhedged and the Lipper Average. We sold bonds of utility firm El Paso Corporation, Sprint Capital
Corporation, and others at that time because U.S.
corporate bonds began to erase some of their earlier losses. The corporate bond market improved in the fourth quarter of 2002 as stocks began to rebound.
There was hope that a stronger U.S. economy would boost corporate profitability, particularly after the Fed cut rates in November 2002.

Earlier in the year, however, investment grade and high yield corporate bonds in the United States were hit hard, particularly in the telecommunications, cable television, and utilities sectors. The telecom industry has struggled with overcapacity built up in the 1990s when there was an abundance of capital to finance the construction of fiber optic networks.
News that the now-bankrupt WorldCom had inflated its profits by billions of dollars dealt another blow to the telecom arena. We sold the Fund's WorldCom bonds before accounting-related issues were disclosed in June 2002.

High yield bond investors have historically viewed the cable industry favorably due to its steady cash flows. This perception was shaken by the bankruptcy of Adelphia Communications, which spread gloom throughout the sector. While the Fund did not own
Adelphia bonds, it held other cable television bonds whose prices came under pressure at that time. The utilities sector suffered from low electricity prices and lingering contagion from Enron Corporation, the bankrupt energy-trading firm.

LATE-YEAR RALLY IN EMERGING MARKETS BONDS
Many of the Fund's emerging markets bonds performed
well as the sector also rallied in the fourth quarter
of 2002. The Fund held bonds of oil producing nations
such as Russia and Mexico that gained in value, as
did its South Korean bank bonds amid a stabilizing
banking environment in that nation. The Fund's Polish
bonds soared in value as Poland's central bank
                                                    5

Prudential Global Total Return Fund, Inc.

Annual Report     December 31, 2002

repeatedly eased monetary policy in 2002 to stimulate its lackluster economy. Hungarian bond prices also rose as its central bank is expected to continue cutting rates in an effort to limit gains in the Hungarian forint, the nation's currency.

We took profits on some of the Fund's emerging market bonds in Asia, Poland, and Hungary during the fourth quarter. In hindsight, the Fund would have been better served had we not sold its Brazilian bonds earlier in the year. They gained significantly in value during the fourth quarter after Brazil completed its presidential election in October 2002.

LOOKING AHEAD
We expect global rates to remain low in 2003, as economic conditions in Europe continue to deteriorate and Japan remains reluctant to address longstanding problems that must be resolved in order to turn around its economy. By comparison, we anticipate stable or improving economic conditions in the United States.
Consequently, we expect to continue emphasizing bonds of western European nations more than U.S. Treasuries because we believe the trend toward lower rates in the euro zone will continue in 2003, which would push European bond prices higher.

While we are not bullish on U.S. Treasuries, we believe any improvement in economic conditions in the United States will benefit both investment grade and high yield corporate bonds. Therefore, we are looking for attractive investment opportunities in the utilities, healthcare, and telecom sectors.

On the currency front, we still believe the U.S.
dollar remains vulnerable to further declines.
Therefore we are looking for strategic opportunities to boost the Fund's exposure to non-U.S. dollar currencies.

Prudential Global Total Return Fund, Inc. Management Team

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2002

Principal
Amount                                                                US$
(000)              Description                                        Value (Note 1)
-------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  88.1%
-------------------------------------------------------------------------------------
Canada  5.2%
   CAD 17,925      Canadian Government Bonds,
                    4.50%, 9/1/07                                     $    11,601,414
-------------------------------------------------------------------------------------
Eurobonds  31.2%
   EUR  2,412      Belgian Government Bonds,
                    8.50%, 10/1/07                                          3,080,243
        2,080      European Investment Bank,
                    5.375%, 10/15/12                                        2,353,969
        4,360      French Government Bonds,
                    8.50%, 4/25/23                                          6,750,607
                   German Government Bonds,
        1,545      7.375%, 1/3/05                                           1,763,902
        2,419      5.00%, 2/17/06                                           2,683,045
        5,475      6.25%, 4/26/06                                           6,299,555
       10,565      4.50%, 8/17/07                                          11,596,270
        4,425      4.50%, 7/4/09                                            4,839,400
        4,125      5.375%, 1/4/10                                           4,720,269
          386      5.25%, 1/4/11                                              437,369
        2,506      6.25%, 1/4/24                                            3,127,970
        2,859      5.50%, 1/4/31                                            3,298,576
                   Italian Government Bonds,
          210      8.75%, 7/1/06                                              260,336
        7,005      6.75%, 7/1/07                                            8,339,303
        2,430      5.50%, 11/1/10                                           2,785,002
        6,550      Spanish Government Bonds,
                    5.35%, 10/31/11                                         7,439,542
                                                                      ---------------
                                                                           69,775,358
-------------------------------------------------------------------------------------
Japan  14.3%
                   Japanese Government Bonds,
  JPY 823,000      0.30%, 9/20/07                                           6,933,393
      102,500      1.80%, 3/22/10                                             938,859
    1,547,250      1.60%, 3/21/11                                          13,969,836

    See Notes to Financial Statements                                      7

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Principal
Amount                                                                US$
(000)              Description                                        Value (Note 1)
-------------------------------------------------------------------------------------------
  JPY 521,500      1.10%, 9/20/12                                     $     4,480,934
      632,600      1.90%, 6/20/22                                           5,668,823
                                                                      ---------------
                                                                           31,991,845
-------------------------------------------------------------------------------------
New Zealand  1.3%
   NZD  5,370      New Zealand Government Bonds,
                    6.50%, 4/15/13                                          2,893,050
-------------------------------------------------------------------------------------
Sweden  2.0%
   SEK 36,635      Swedish Government Bonds,
                    6.00%, 2/9/05                                           4,389,472
-------------------------------------------------------------------------------------
United Kingdom  5.2%
   GBP  1,162      United Kingdom Conversion Loan,
                    9.00%, 7/12/11                                          2,474,536
                   United Kingdom Treasury Bonds,
          725      7.50%, 12/7/06                                           1,310,740
          717      7.25%, 12/7/07                                           1,311,282
        3,455      5.00%, 3/7/12                                            5,826,405
          435      4.25%, 6/7/32                                              678,246
                                                                      ---------------
                                                                           11,601,209
United States  28.9%
-------------------------------------------------------------------------------------
Corporate Bonds  1.6%
   USD  1,600      Chohung Bank, FRN,
                    6.90%, 1/7/05                                           1,696,000
          973      Fideicomiso Petacalco,
                    10.16%, 12/23/09                                        1,075,165
          400      Hanvit Bank,
                    12.75%, 3/1/10                                            465,679
          220      Korea Exchange Bank,
                    13.75%, 6/30/10                                           262,900
                                                                      ---------------
                                                                            3,499,744

    8                                      See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

Principal
Amount                                                                US$
(000)              Description                                        Value (Note 1)
-------------------------------------------------------------------------------------------
Sovereign Bonds  0.1%
   USD    249      Republic of Brazil, Ser. C,
                    8.00%, 4/15/14                                    $       163,549
-------------------------------------------------------------------------------------
United States Government Obligations  27.2%
                   United States Treasury Notes,
       16,465      1.875%, 9/30/04                                         16,580,123
        3,715      2.125%, 10/31/04                                         3,755,924
          915      7.50%, 2/15/05                                           1,026,015
          975      6.75%, 5/15/05                                           1,087,011
       12,848      3.25%, 8/15/07                                          13,166,194
        7,245      5.50%, 5/15/09                                           8,219,960
        6,215      4.00%, 11/15/12                                          6,302,886
        3,320      11.25%, 2/15/15                                          5,528,969
        4,750      United States Treasury Bonds,
                    5.375%, 2/15/31                                         5,178,241
                                                                      ---------------
                                                                           60,845,323
                                                                      ---------------
                   Total United States investments                         64,508,616
                                                                      ---------------
                   Total long-term investments (cost
                    US$185,992,526)                                       196,760,964
                                                                      ---------------
SHORT-TERM INVESTMENTS  10.2%
United States
-------------------------------------------------------------------------------------
Corporate Bonds  4.3%
        1,450      Erac USA Finance Co.,
                    6.375%, 5/15/03                                         1,467,696
        4,910      Korea Development Bank,
                    6.625%, 11/21/03                                        5,094,125
        1,690      Oryx Energy Co.,
                    8.00%, 10/15/03                                         1,757,933
        1,245      Safeway, Inc.,
                    6.05%, 11/15/03                                         1,281,991
                                                                      ---------------
                                                                            9,601,745
-------------------------------------------------------------------------------------
United States Government Obligations  0.4%
         800D      United States Treasury Bills,
                    1.5155%(a), 1/23/03                                       798,916

    See Notes to Financial Statements                                      9

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

                                                                    US$
Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Mutual Fund  5.5%
12,408,647    Prudential Core Investment Fund - Taxable Money
               Market Series (Note 3)                               $   12,408,647
                                                                    --------------
              Total short-term investments
               (cost US$22,622,092)                                     22,809,308
                                                                    --------------
              Total Investments  98.3%
               (cost US$208,614,618; Note 5)                           219,570,272
              Other assets in excess of liabilities  1.7%                3,825,906
                                                                    --------------
              Net Assets  100%                                      $  223,396,178
                                                                    --------------
                                                                    --------------

------------------------------
Portfolio securities are classified according to the security's currency denomination.
(a) Percentage quoted represent yield-to-maturity as of purchase date.
D Pledged as initial margin on financial futures contracts.
CAD--Canadian Dollar.
EUR--Euro.
FRN--Floating Rate Note.
GBP--Pound Sterling.
JPY--Japanese Yen.
NZD--New Zealand Dollar.
SEK--Swedish Krona.

    10                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2002 Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 2002 was as follows:
Foreign Government Obligations.........................................   58.2%
U.S. Government Obligations............................................   27.6
Banks..................................................................    5.6
Oil....................................................................    0.8
Food...................................................................    0.6
Assets in excess of other liabilities
  (including Taxable Money Market Series)..............................    7.2
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     11

       Prudential Global Total Return Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $208,614,618)                         $ 219,570,272
Foreign currency, at value (cost $225,780)                              229,362
Cash                                                                  1,747,345
Unrealized appreciation on forward currency contracts                 3,838,593
Interest receivable                                                   3,756,507
Receivable for Fund shares sold                                          45,510
Other assets                                                             13,062
                                                                -----------------
      Total assets                                                  229,200,651
                                                                -----------------
LIABILITIES
Payable for investments purchased                                     3,490,509
Unrealized depreciation on forward currency contracts                 1,469,756
Accrued expenses and other liabilities                                  370,045
Payable for Fund shares reacquired                                      274,261
Management fee payable                                                  139,359
Distribution fee payable                                                 50,439
Withholding tax payable                                                   8,275
Due to broker - variation margin                                          1,829
                                                                -----------------
      Total liabilities                                               5,804,473
                                                                -----------------
NET ASSETS                                                        $ 223,396,178
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     311,523
   Paid-in capital in excess of par                                 233,981,332
                                                                -----------------
                                                                    234,292,855
   Distributions in excess of net investment income                  (2,876,823)
   Accumulated net realized loss on investment and foreign
      currency transactions                                         (21,129,735)
   Net unrealized appreciation on investments and foreign
      currencies                                                     13,109,881
                                                                -----------------
Net assets, December 31, 2002                                     $ 223,396,178
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($210,352,768 / 29,335,876 shares of common stock
      issued and outstanding)                                             $7.17
   Maximum sales charge (4% of offering price)                              .30
                                                                -----------------
   Maximum offering price to public                                       $7.47
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($7,480,538 / 1,041,377 shares of common stock
      issued and outstanding)                                             $7.18
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share ($665,928 /
      92,888 shares of common stock issued and outstanding)               $7.17
   Sales charge (1% of offering price)                                      .07
                                                                -----------------
   Offering price to public                                               $7.24
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($4,896,944 / 682,158 shares of common stock
      issued and outstanding)                                             $7.18
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential Global Total Return Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $5,510)          $  11,586,192
   Dividends                                                            287,623
                                                                -----------------
                                                                     11,873,815
                                                                -----------------
Expenses
   Management fee                                                     1,697,732
   Distribution fee--Class A                                            532,070
   Distribution fee--Class B                                             74,608
   Distribution fee--Class C                                              5,558
   Transfer agent's fees and expenses                                   566,000
   Custodian's fees and expenses                                        250,000
   Reports to shareholders                                              150,000
   Audit fee                                                             42,000
   Legal fees and expenses                                               17,000
   Directors' fees                                                        7,000
   Registration fees                                                      5,000
   Miscellaneous                                                          8,503
                                                                -----------------
      Total expenses                                                  3,355,471
                                                                -----------------
Net investment income                                                 8,518,344
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            8,753,650
   Foreign currency transactions                                    (10,406,704)
   Financial futures contracts transactions                            (583,351)
                                                                -----------------
                                                                     (2,236,405)
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       12,774,875
   Foreign currencies                                                 2,612,603
   Financial futures contracts                                         (190,832)
                                                                -----------------
                                                                     15,196,646
                                                                -----------------
Net gain on investments and foreign currencies                       12,960,241
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  21,478,585
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Statement of Changes in Net Assets

                                                      Year Ended December 31,
                                                 ---------------------------------
                                                       2002               2001
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   8,518,344      $ 10,957,118
   Net realized loss on investment and foreign
      currency transactions                           (2,236,405)      (12,782,647)
   Net change in unrealized appreciation on
      investments and foreign currencies              15,196,646         1,398,073
                                                 -----------------    ------------
   Net increase (decrease) in net assets
      resulting from operations                       21,478,585          (427,456)
                                                 -----------------    ------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                         (9,125,204)       (7,593,491)
      Class B                                           (264,924)         (209,566)
      Class C                                            (27,759)          (17,431)
      Class Z                                           (234,572)         (327,546)
                                                 -----------------    ------------
                                                      (9,652,459)       (8,148,034)
                                                 -----------------    ------------
   Tax return of capital distributions
      Class A                                                 --        (1,751,254)
      Class B                                                 --           (48,332)
      Class C                                                 --            (4,021)
      Class Z                                                 --           (75,542)
                                                 -----------------    ------------
                                                              --        (1,879,149)
                                                 -----------------    ------------
Fund share transactions (Net of share
   conversions) (Notes 6 and 7)
   Net proceeds from shares sold(a)                   11,254,043        67,121,802
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    4,545,936         4,711,672
   Cost of shares reacquired                         (42,051,649)      (48,777,389)
                                                 -----------------    ------------
   Increase (decrease) in net assets from Fund
      share transactions                             (26,251,670)       23,056,085
                                                 -----------------    ------------
Total increase (decrease)                            (14,425,544)       12,601,446
                                                 -----------------    ------------
NET ASSETS
Beginning of year                                    237,821,722       225,220,276
                                                 -----------------    ------------
End of year                                        $ 223,396,178      $237,821,722
                                                 -----------------    ------------
                                                 -----------------    ------------
------------------------------
(a) For the year ended December 31, 2001, includes $52,828,725 for shares issued in connection with the acquisition of Prudential International Bond Fund.

    See Notes to Financial Statements                                     15

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements

      Prudential Global Total Return Fund, Inc. (the 'Fund') is an open-end, non-diversified management investment company. The Fund's investment objective is to seek total return made up of current income and capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities issued by the U.S. and foreign corporations and governments, supranational organizations, semi-government entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. The Fund invests primarily in investment-grade securities denominated in U.S. dollars and in foreign currencies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Fund's manager in consultation with the Fund's adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker (if available otherwise a primary market dealer). Any security for which the primary market is on an exchange or NASDAQ National Market System Securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value
                                                                          17

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain
(loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      Financial futures contracts, options and forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends are declared and paid quarterly.
Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

      Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.
                                                                          19

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 2002.

      PIMS has advised the Fund that it has received approximately $16,900 and $300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2002. From these fees, PIMS paid a substantial part of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2002, it received approximately $16,900 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended December 31, 2002, the amount of the commitment was $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

year ended December 31, 2002, the Fund incurred fees of approximately $403,800 for the services of PMFS. As of December 31, 2002, approximately $30,800 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $31,800 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential was approximately $23,400 for the year ended December 31, 2002. As of December 31, 2002, approximately $2,500 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ending December 31, 2002, the Fund earned $287,623 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2002, aggregated $536,442,808 and $573,617,955, respectively.

      During the year ended December 31, 2002, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2002 are as follows:

                                                      Value at         Value at         Unrealized
Number of                             Expiration        Trade        December 31,      Appreciation
Contracts             Type               Date           Date             2002         (Depreciation)
---------     --------------------    -----------    -----------     ------------     ---------------
                Short Position:
   175         2-yr U.S. T-Notes      Mar. 2003      $37,228,516     $ 37,657,813        $(429,297)
   116         5-yr U.S. T-Notes      Mar. 2003       12,875,094       13,137,000         (261,906)
    70         10-yr U.S. T-Bonds     Mar. 2003        7,814,297        8,053,282         (238,985)
                 Long Position:
    90          2-yr Euro-Schatz      Mar. 2003        9,916,284        9,976,726           60,442

                                                                          21

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

                                                      Value at         Value at         Unrealized
Number of                             Expiration        Trade        December 31,      Appreciation
Contracts             Type               Date           Date             2002         (Depreciation)
---------     --------------------    -----------    -----------     ------------     ---------------
    10          5-yr Eurodollars      Mar. 2003      $ 1,144,727     $  1,166,134        $  21,407
    55          10-yr Euro-Bonds      Mar. 2003        6,387,765        6,552,827          165,062
     5          10-yr Jpn. Bonds      Mar. 2003        5,971,179        5,985,504           14,325
    89         30-yr U.S. T-Bonds     Mar. 2003        9,761,492       10,029,187          267,695
                                                                                      ---------------
                                                                                         $(401,257)
                                                                                     ---------------
                                                                                      ---------------

      At December 31, 2002, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

                                                Value at
    Foreign Currency          Current       Settlement Date       Unrealized         Unrealized
   Purchase Contracts          Value            Payable          Appreciation      (Depreciation)
------------------------    -----------     ----------------     -------------     --------------
Australian Dollars,
  expiring 1/21/03          $ 1,836,928       $  1,826,776        $    10,152       $         --
Canadian Dollars,
  expiring 1/21/03            1,104,170          1,105,000                 --               (830)
Danish Krones,
  expiring 1/14/03            2,697,602          2,536,161            161,441                 --
Euros,
  expiring 1/15/03           37,286,397         35,679,168          1,607,229                 --
Japanese Yen,
  expiring 1/17/03           36,066,444         34,449,279          1,617,165                 --
New Zealand Dollars,
  expiring 1/10/03            4,918,689          4,838,811             79,878                 --
Pound Sterling,
  expiring 1/16/03              650,417            635,570             14,847                 --
Swedish Kronas,
  expiring 1/13/03            7,512,320          7,231,117            281,203                 --
                            -----------     ----------------     -------------     --------------
                            $92,072,967       $ 88,301,882        $ 3,771,915       $       (830)
                            -----------     ----------------     -------------     --------------
                            -----------     ----------------     -------------     --------------

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

                                                Value at
    Foreign Currency          Current       Settlement Date       Unrealized         Unrealized
     Sale Contracts            Value           Receivable        Appreciation      (Depreciation)
------------------------    -----------     ----------------     -------------     --------------
Canadian Dollars,
  expiring 1/21/03          $ 6,153,722       $  6,220,400        $    66,678       $         --
Euros,
  expiring 1/15/03           18,158,288         17,548,212                 --           (610,076)
Japanese Yen,
  expiring 1/17/03            2,102,920          2,020,000                 --            (82,920)
New Zealand Dollars,
  expiring 1/10/03            7,729,080          7,454,358                 --           (274,722)
Swedish Kronas,
  expiring 1/13/03            9,842,603          9,382,840                 --           (459,763)
Swiss Francs,
  expiring 1/14/03              754,804            713,359                 --            (41,445)
                            -----------     ----------------     -------------     --------------
                            $44,741,417       $ 43,339,169        $    66,678       $ (1,468,926)
                            -----------     ----------------     -------------     --------------
                            -----------     ----------------     -------------     --------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2002, the adjustments were to decrease accumulated net realized loss on investments by $1,284,943, decrease distributions in excess of net investment income by $280,632 and decrease paid-in capital by $1,565,575 primarily due to an expiring capital loss carryforward, amortization of premiums and foreign currency losses realized and recognized during the year ended December 31, 2002. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended December 31, 2002, the tax character of dividends paid of $9,652,459 was ordinary income. For the year ended December 31, 2001, the tax character of dividends paid was $8,148,034 of ordinary income and $1,879,149 of a tax return of capital.

      As of December 31, 2002, the Fund had undistributed earnings of $30,472 on a tax basis. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to amortization of premiums and other cumulative timing
                                                                          23

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

differences. As of December 31, 2002, the capital loss carryforward for tax purposes is approximately $20,797,100 of which $326,200 expires in 2003, $1,656,500 expires in 2005, $73,000 expires in 2006, $2,595,200 expires in 2007,
$5,073,500 expires in 2008, $3,490,900 expires in 2009 and $7,581,800 expires in
2010. During the year ended December 31, 2002, approximately $1,565,600 of the capital loss carryforward expired unused. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the Statement of Assets and Liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $36,000 as having occurred in the following fiscal year.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of December 31, 2002 were as follows:

                                                       Other
                                                     Cost Basis     Net Unrealized
  Tax Basis       Appreciation     Depreciation     Adjustments      Appreciation
--------------   --------------   --------------   --------------   --------------
 $210,106,326      $9,583,111        $119,165         $609,324       $10,073,270

      The difference between book and tax basis are primarily attributable to deferred losses on wash sales and amortization of premiums. The other cost basis adjustments are primarily attributable to futures, forward currency contracts and mark to market of receivables and payables.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares.

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended December 31, 2002:
Shares sold                                                  1,084,752    $   7,522,821
Shares issued in reinvestment of dividends and
  distributions                                                591,982        4,069,148
Shares reacquired                                           (5,305,213)     (36,528,145)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (3,628,479)     (24,936,176)
Shares issued upon conversion from Class B                      70,118          487,465
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (3,558,361)   $ (24,448,711)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 2001:
Shares sold                                                  1,377,629    $   9,681,801
Shares issued in connection with reorganization (Note 7)     6,870,250       48,585,572
Shares issued in reinvestment of dividends and
  distributions                                                587,060        4,085,332
Shares reacquired                                           (5,351,662)     (37,564,616)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 3,483,277       24,788,089
Shares issued upon conversion from Class B                      85,261          600,460
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                3,568,538    $  25,388,549
                                                           -----------    -------------
                                                           -----------    -------------
Class B
--------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                    322,255    $   2,221,044
Shares issued in reinvestment of dividends and
  distributions                                                 34,185          235,368
Shares reacquired                                             (308,794)      (2,129,635)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    47,646          326,777
Shares issued upon conversion into Class A                     (70,097)        (487,465)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                  (22,451)   $    (160,688)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 2001:
Shares sold                                                    240,615    $   1,696,394
Shares issued in connection with reorganization (Note 7)       240,424        1,701,181
Shares issued in reinvestment of dividends and
  distributions                                                 31,339          218,265
Shares reacquired                                             (228,414)      (1,605,866)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   283,964        2,009,974
Shares reacquired upon conversion into Class A                 (85,233)        (600,460)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                  198,731    $   1,409,514
                                                           -----------    -------------
                                                           -----------    -------------

                                                                          25

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended December 31, 2002:
Shares sold                                                     35,125    $     241,946
Shares issued in reinvestment of dividends and
  distributions                                                  3,604           24,792
Shares reacquired                                              (51,402)        (358,799)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                  (12,673)         (92,061)
                                                           -----------    -------------
Year ended December 31, 2001:
Shares sold                                                     40,252    $     283,178
Shares issued in connection with reorganization (Note 7)        21,157          149,698
Shares issued in reinvestment of dividends and
  distributions                                                  2,654           18,462
Shares reacquired                                              (18,181)        (127,955)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                   45,882    $     323,383
                                                           -----------    -------------
                                                           -----------    -------------
Class Z
--------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                    182,499    $   1,268,232
Shares issued in reinvestment of dividends and
  distributions                                                 31,511          216,628
Shares reacquired                                             (439,639)      (3,035,070)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (225,629)      (1,550,210)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 2001:
Shares sold                                                    372,620    $   2,631,704
Shares issued in connection with reorganization (Note 7)       337,799        2,392,274
Shares issued in reinvestment of dividends and
  distributions                                                 55,822          389,613
Shares reacquired                                           (1,343,505)      (9,478,952)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (577,264)   $  (4,065,361)
                                                           -----------    -------------
                                                           -----------    -------------

Note 7. Reorganization
On May 26, 1999, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential International Bond Fund, Inc., in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Prudential International Bond Fund, Inc.

      The Plan was approved by the shareholders of the Prudential International Bond Fund, Inc. at a shareholder meeting held on August 24, 2000. The reorganization took place on May 4, 2001. The Prudential International Bond Fund, Inc. and the Fund incurred their pro rata share of the costs of reorganization, including the costs of proxy solicitation.

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      The acquisition was accomplished by a tax-free exchange of the following shares:

      Prudential               Prudential Global
      International               Total Return
    Bond Fund, Inc.                Fund, Inc.               Value
Class A       8,055,169      Class A       6,870,250     $48,585,572
    B           279,508            B         240,424       1,701,181
    C            24,596            C          21,157         149,698
    Z           395,963            Z         337,799       2,392,274

      The aggregate net assets and unrealized depreciation of the Prudential International Bond Fund, Inc. immediately before the acquisition were $52,828,725 and $992,363, respectively.

      The aggregate net assets of the Prudential Global Total Return Fund, Inc. immediately before the acquisition was $216,456,632.

      The future utilization of the acquired capital loss carryforwards from Prudential International Bond Fund, Inc. in the amount of $1,768,339, will be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.
                                                                          27

       Prudential Global Total Return Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    6.80
                                                                -----------------
Income from investment operations
Net investment income                                                     .26
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                     .41
                                                                -----------------
      Total from investment operations                                    .67
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.30)
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                              --
Tax return of capital distributions                                        --
                                                                -----------------
      Total distributions                                                (.30)
                                                                -----------------
Net asset value, end of year                                        $    7.17
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                        10.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 210,353
Average net assets (000)                                            $ 212,828
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.46%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.21%
   Net investment income                                                 3.78%
For Class A, B, C, and Z shares:
   Portfolio turnover rate                                                252%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.

    28                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    2001(b)                2000               1999(b)              1998(b)
-------------------------------------------------------------------------------------
    $   7.10             $   7.26             $   8.03             $   7.88
----------------     ----------------     ----------------     ----------------
         .32                  .42                  .44                  .52
        (.33)                (.18)                (.75)                 .16
----------------     ----------------     ----------------     ----------------
        (.01)                 .24                 (.31)                 .68
----------------     ----------------     ----------------     ----------------
        (.24)                  --                 (.33)                (.35)
          --                   --                   --                 (.02)
          --                   --                   --                 (.16)
        (.05)                (.40)                (.13)                  --
----------------     ----------------     ----------------     ----------------
        (.29)                (.40)                (.46)                (.53)
----------------     ----------------     ----------------     ----------------
    $   6.80             $   7.10             $   7.26             $   8.03
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        (.15)%               3.49%               (3.95)%               8.92%
    $223,683             $208,101             $257,548             $158,932
    $226,129             $225,914             $166,940             $171,427
        1.52%                1.62%                1.75%                1.33%
        1.27%                1.37%                1.50%                1.18%
        4.50%                5.74%                6.00%                6.42%
         237%                 436%                 132%                  46%

    See Notes to Financial Statements                                     29

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  6.81
                                                                     -------
Income from investment operations
Net investment income                                                    .21
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                    .41
                                                                     -------
      Total from investment operations                                   .62
                                                                     -------
Less distributions
Dividends from net investment income                                    (.25)
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                             --
Tax return of capital distributions                                       --
                                                                     -------
      Total distributions                                               (.25)
                                                                     -------
Net asset value, end of year                                         $  7.18
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                        9.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 7,480
Average net assets (000)                                             $ 7,461
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.21%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.21%
   Net investment income                                                3.02%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.

    30                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    2001(b)                2000               1999(b)              1998(b)
-------------------------------------------------------------------------------------
     $ 7.10               $ 7.26              $   8.03              $ 7.89
    -------              -------              --------             -------
        .28                  .37                   .40                 .46
       (.31)                (.17)                 (.76)                .16
    -------              -------              --------             -------
       (.03)                 .20                  (.36)                .62
    -------              -------              --------             -------
       (.21)                  --                  (.28)               (.30)
         --                   --                    --                (.02)
         --                   --                    --                (.16)
       (.05)                (.36)                 (.13)                 --
    -------              -------              --------             -------
       (.26)                (.36)                 (.41)               (.48)
    -------              -------              --------             -------
     $ 6.81               $ 7.10              $   7.26              $ 8.03
    -------              -------              --------             -------
    -------              -------              --------             -------
       (.49)%               2.82%                (4.35)%              8.13%
     $7,241               $6,145              $  7,810              $3,625
     $7,120               $6,821              $  4,642              $3,048
       2.02%                2.12%                 2.25%               1.93%
       1.27%                1.37%                 1.50%               1.18%
       4.01%                5.24%                 5.49%               5.86%

    See Notes to Financial Statements                                     31

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  6.81
                                                                     -------
Income from investment operations
Net investment income                                                    .22
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                    .40
                                                                     -------
      Total from investment operations                                   .62
                                                                     -------
Less distributions
Dividends from net investment income                                    (.26)
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                             --
Tax return of capital distributions                                       --
                                                                     -------
      Total distributions                                               (.26)
                                                                     -------
Net asset value, end of year                                         $  7.17
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                        9.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $   666
Average net assets (000)                                             $   741
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.96%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.21%
   Net investment income                                                3.28%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.

    32                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    2001(b)                2000               1999(b)              1998(b)
-------------------------------------------------------------------------------------
     $ 7.10               $ 7.26               $ 8.03               $ 7.89
     ------               ------               ------               ------
        .28                  .36                  .40                  .46
       (.31)                (.16)                (.76)                 .16
     ------               ------               ------               ------
       (.03)                 .20                 (.36)                 .62
     ------               ------               ------               ------
       (.21)                  --                 (.28)                (.30)
         --                   --                   --                 (.02)
         --                   --                   --                 (.16)
       (.05)                (.36)                (.13)                  --
     ------               ------               ------               ------
       (.26)                (.36)                (.41)                (.48)
     ------               ------               ------               ------
     $ 6.81               $ 7.10               $ 7.26               $ 8.03
     ------               ------               ------               ------
     ------               ------               ------               ------
       (.49)%               2.82%               (4.35)%               8.13%
     $  719               $  424               $  561               $  275
     $  564               $  482               $  354               $  220
       2.02%                2.12%                2.25%                1.93%
       1.27%                1.37%                1.50%                1.18%
       3.97%                5.29%                5.51%                5.84%

    See Notes to Financial Statements                                     33

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  6.81
                                                                     -------
Income from investment operations
Net investment income                                                    .27
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                    .42
                                                                     -------
      Total from investment operations                                   .69
                                                                     -------
Less distributions
Dividends from net investment income                                    (.32)
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                             --
Tax return of capital distributions                                       --
                                                                     -------
      Total distributions                                               (.32)
                                                                     -------
Net asset value, end of year                                         $  7.18
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                       10.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 4,897
Average net assets (000)                                             $ 5,334
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.21%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.21%
   Net investment income                                                4.07%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.

    34                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    2001(b)                2000               1999(b)              1998(b)
-------------------------------------------------------------------------------------
     $ 7.10              $   7.27             $   8.03              $ 7.88
    -------              --------             --------             -------
        .35                   .43                  .42                 .52
       (.33)                 (.18)                (.71)                .17
    -------              --------             --------             -------
        .02                   .25                 (.29)                .69
    -------              --------             --------             -------
       (.25)                   --                 (.34)               (.36)
         --                    --                   --                (.02)
         --                    --                   --                (.16)
       (.06)                 (.42)                (.13)                 --
    -------              --------             --------             -------
       (.31)                 (.42)                (.47)               (.54)
    -------              --------             --------             -------
     $ 6.81              $   7.10             $   7.27              $ 8.03
    -------              --------             --------             -------
    -------              --------             --------             -------
        .10%                 3.78%               (3.74)%              9.07%
     $6,179              $ 10,551             $ 12,847              $2,435
     $9,591              $ 11,136             $  4,604              $1,771
       1.27%                 1.37%                1.50%               1.18%
       1.27%                 1.37%                1.50%               1.18%
       4.84%                 5.98%                6.11%               6.65%

    See Notes to Financial Statements                                     35

       Prudential Global Total Return Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Total Return Fund, Inc. (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 25, 2003

       Prudential Global Total Return Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2002) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 2002, the Fund paid distributions of $0.301 per Class A share, $0.248 per Class B share, $0.263 per Class C share and $0.317 per Class Z share representing dividends.

      We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
                                                                          37

 Prudential Global Total Return Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        since 2000    Currently President Emeritus         80        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation;
                                                              (1978-2002) of New Jersey                      Director (since 1995)
                                                              Institute of Technology;                       of Prosperity New
                                                              Commissioner (1998-2002) of                    Jersey.
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Trustee (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        since 1996    Marketing Consultant.                88

Douglas H. McCorkindale (63)    Director        since 1996    Chairman (since February             77        Director of Continental
                                                              2001), Chief Executive Officer                 Airlines, Inc.;
                                                              (since June 2000) and                          Director (since May
                                                              President (since September                     2001) of Lockheed
                                                              1997) of Gannett Co. Inc.                      Martin Corp. (aerospace
                                                              (publishing and media);                        and defense); Director
                                                              formerly Vice Chairman (March                  of The High Yield Plus
                                                              1984-May 2000) of Gannett Co.                  Fund, Inc. (since
                                                              Inc.                                           1996).

    38                                                                    39

Prudential Global Total Return Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        since 2000    Vice President (since 1997) of       80
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        since 1986    Chief Executive Officer, the         97        Director, President and
                                                              Rochester Business Alliance,                   Treasurer (since 1986)
                                                              formerly President of Greater                  of First Financial
                                                              Rochester Metro Chamber of                     Fund, Inc. and Director
                                                              Commerce, Rochester City                       (since 1988) of The
                                                              Manager; formerly Deputy                       High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Director        since 1996    Formerly Chief Executive             72        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        since 1993    Formerly Management Consultant       72
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        since 1996    Chairman of the Board (since         69        Director of BellSouth
                                                              January 2003) of Publishers                    Corporation (since
                                                              Clearing House (direct                         1992) and Kmart
                                                              marketing); formerly Chairman                  Corporation (retail)
                                                              and Chief Executive Officer                    (since 1996).
                                                              (August 1996-January 2003) of
                                                              Publishers Clearing House.

    40                                                                    41

Prudential Global Total Return Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        since 1996    Formerly Chairman (January           72
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        since 1996    President (since 1983) of            94        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI, President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    42                                                                    43

Prudential Global Total Return Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Fund          of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (55)              Vice            since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the Officers of the Fund who are not also Directors is set forth below.
       Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    44                                                                    45

Prudential Global Total Return Fund, Inc.  www.prudential.com  (800) 225-1852

             Management of the Fund (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Fund          of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser Prudential Investment
      Management, Inc.) or the Distributor (Prudential Investment Management Services
      LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)
    46                                                                    47

Prudential Global Total Return Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.
Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                 www.prudential.com     (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Prudential Global Total Return Fund, Inc.

Class A     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 12/31/02

                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge       5.72%       2.71%        6.45%        8.10%
Without Sales Charge   10.13%       3.55%        6.88%        8.37%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual returns for the past 10 years. The graph compares a $10,000 investment in the Prudential
Global Total Return Fund, Inc. (Class A shares) with a similar investment in the Salomon Smith Barney
World Government Bond Index Unhedged (SSB WGBI
Unhedged) by portraying the initial account values at the beginning of the ten-year period (December 31, 1992) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class
A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class
A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The SSB WGBI Unhedged is a market capitalization-weighted index consisting of the government bond markets for Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,
Ireland, Italy, Japan, the Netherlands, Portugal,
Spain, Sweden, Switzerland, the United Kingdom, and the United States. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one-year rebalanced monthly. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the SSB WGBI Unhedged may differ substantially from the securities in the Fund.
The SSB WGBI Unhedged is not the only index that may be used to characterize performance of global/international bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                   www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

               (CHART)

Average Annual Total Returns as of 12/31/02

                        One Year   Five Years   Ten Years   Since Inception
With Sales Charge        4.28%       2.79%        N/A           4.37%
Without Sales Charge     9.28%       2.95%        N/A           4.37%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class B shares) with a similar investment in the SSB WGBI
Unhedged by portraying the initial account values at the commencement of operations of Class B shares
(January 15, 1996) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The SSB WGBI Unhedged is a market capitalization-weighted index consisting of the government bond markets for Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,
Ireland, Italy, Japan, the Netherlands, Portugal,
Spain, Sweden, Switzerland, the United Kingdom, and the United States. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one-year rebalanced monthly. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the SSB WGBI Unhedged may differ substantially from the securities in the Fund.
The SSB WGBI Unhedged is not the only index that may be used to characterize performance of global/international bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Global Total Return Fund, Inc.

Class C     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 12/31/02

                       One Year   Five Years   Ten Years    Since Inception
With Sales Charge       7.29%       2.76%        N/A            4.23%
Without Sales Charge    9.37%       2.97%        N/A            4.38%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class C shares) with a similar investment in the SSB WGBI
Unhedged by portraying the initial account values at the commencement of operations of Class C shares
(January 15, 1996) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2002; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested.
Without the distribution and service (12b-1) fee waiver for Class C shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The SSB WGBI Unhedged is a market capitalization-weighted index consisting of the government bond markets for Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,
Ireland, Italy, Japan, the Netherlands, Portugal,
Spain, Sweden, Switzerland, the United Kingdom, and the United States. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one-year rebalanced monthly. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the SSB WGBI Unhedged may differ substantially from the securities in the Fund.
The SSB WGBI Unhedged is not the only index that may be used to characterize performance of global/international bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                   www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 12/31/02

     One Year     Five Years     Ten Years     Since Inception
      10.37%        3.78%           N/A           4.22%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class Z shares) with a similar investment in the SSB WGBI
Unhedged by portraying the initial account values at the commencement of operations of Class Z shares
(March 17, 1997) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The SSB WGBI
Unhedged is a market capitalization-weighted index consisting of the government bond markets for Australia, Austria, Belgium, Canada, Denmark,
Finland, France, Germany, Ireland, Italy, Japan, the
Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one-year rebalanced monthly. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the SSB WGBI Unhedged may differ substantially from the securities in the Fund. The
SSB WGBI Unhedged is not the only index that may be used to characterize performance of global/ international bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols     Nasdaq      CUSIP
------------     ------      -----
Class A          GTRAX     744337106
Class B          PBTRX     744337205
Class C          PCTRX     744337304
Class Z          PZTRX     744337403

MF169E     IFS-A077608